UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2004

__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

711 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (631) 981-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        Attached as an exhibit to this report is Notice of a Teleconference Call to discuss Lakeland Industries, Inc.’s  third quarter ended October 31, 2004 Earnings Release, Related Topics, and a Question and Answer Session scheduled for 5:00 P.M. December 13, 2004.

        The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 6, 2004	LAKELAND INDUSTRIES, INC. /s/ Christopher J. Ryan Christopher J. Ryan President & CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Lakeland Industries to Report Third Quarter Results and Host a Conference Call on December 13, 2004